Discontinued Operations	12 Months Ended
Dec. 31, 2010
Discontinued Operations [Abstract]
Discontinued Operations

20. Discontinued Operations

As a result of a strategic decision to focus investment in the United States market, during the second quarter of 2011, we committed to sell our operations in Belgium, Germany and Spain. We expect these sales to be completed within one year. These businesses comprised substantially all of the remaining operations previously reported in our International segment. Associated results of operations and financial position are separately reported as discontinued operations for all periods presented. Results of operations and financial position presented for periods prior to the second quarter of 2011 include other businesses that were reported in our International segment. The sale of our businesses in Ireland, Poland, and Romania were individually immaterial for separate disclosure in prior periods. Summarized financial information for discontinued operations is shown below (in thousands):

	Year Ended December 31,
	2010	2009	2008
Total revenues	$21,723	$30,686	$2,643

Loss from discontinued operations before income taxes	$(53,266)	$(44,706)	$(3,742)
Income tax benefit (provision)	1,374	(552)	(238)

Net loss from discontinued operations	(51,892)	(45,258)	(3,980)
Less: non-controlling interests in net loss from discontinued operations of consolidated subsidiaries	39,817	33,423	2,892

Net loss from discontinued operations attributable to Clearwire Corporation	$(12,075)	$(11,835)	$(1,088)

	December 31,
	2010	2009
Assets
Current assets:
Cash and cash equivalents	$3,320	$7,465
Prepaid assets and other assets	4,058	6,214

Total current assets	7,378	13,679
Property, plant and equipment, net	17,160	22,991
Spectrum licenses, net	68,610	90,407
Other assets	3,617	9,051

Total assets of discontinued operations	$96,765	$136,128

Liabilities
Current liabilities	$11,067	$16,466
Other long-term liabilities	21,004	23,338

Total liabilities of discontinued operations	$32,071	$39,804